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                                                                   EXHIBIT 10.1


                            FOURTH AMENDMENT TO THE

                 CHS/COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN

     WHEREAS, CHS/Community Health Systems, Inc. (the "Company") has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the "Plan"); and

     WHEREAS, the Company has retained the right to amend the Plan in Section
8.1 of the Plan; and

     WHEREAS, the Company wishes to amend the Plan to incorporate required provisions under the Economic Growth and Tax Relief Reconciliation Act of 2001 relating to rollovers of automatic cash-out distributions, effective March 28, 2005; and

     WHEREAS, the Board of Directors has approved of such amendment to the Plan.

     NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of March 28, 2005:

     1. The second paragraph of subsection (a) of Section 6.4 of the Plan, "Determination of Benefits Upon Termination," is hereby revised to add the following, effective as of March 28, 2005:

     If such distribution in excess of $1,000 is made, and the Terminated Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Terminated Participant in a direct rollover pursuant to Section 6.14 and does not elect to receive the distribution directly, the Administrator shall make a direct transfer of such distribution to an individual retirement plan designated by the Administrator.

     2. Except as otherwise provided in this Fourth Amendment, the Plan shall remain in full force and effect.

     SIGNED this 28th day of March, 2005, effective as of March 28, 2005.



                                        CHS/COMMUNITY HEALTH SYSTEMS, INC.




                                        By: /s/ Linda Parsons
                                            -------------------------
                                        Title: Vice President
                                               ----------------------